UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ X ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

NorthWestern Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

[page 1]

NORTHWESTERN CORPORATION

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

[stockholder name and address]

Shareholder Meeting to be held on 4/22/09

Proxy Materials Available

• Notice and Proxy Statement

• Annual Report/10-K Wrap

PROXY MATERIALS – VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 4/8/09.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET – www.proxyvote.com

2) BY TELEPHONE – 1-800-579-1639

3) BY E-MAIL* – sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse side for Meeting Information and Instructions on How to Vote

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

[page 2]

Meeting Information

Meeting Type:        Annual

Meeting Date:        4/22/09

Meeting Time:        2:00 p.m., MDT

For holders as of:  2/23/09

Meeting Location:

Montana Tech Student Union Building

1300 West Park Street

Butte, Montana

How to Vote

Vote in Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

[page 3]

Voting Items

Board of Directors recommends a vote “FOR” proposals 1, 2, and 3.

1.	Election of Directors

Nominees:

01 Stephen P. Adik	05 Philip L. Maslowe
02 E. Linn Draper, Jr.	06 D. Louis Peoples
03 Dana J. Dykhouse	07 Robert C. Rowe
04 Julia L. Johnson

2.	Ratification of selection of Deloitte & Touche LLP as independent registered accounting firm for fiscal year ended December 31, 2009.

3.	Approval of NorthWestern Energy Employee Stock Purchase Plan.

4. Upon such other matters as may come before said meeting or any adjournment or postponement thereof, in the discretion of the Proxyholders.